[dreyfus lion "d" logo] (reg.tm)

[dreyfus logo] (reg.tm)

Dreyfus Variable Investment Fund,

INTERNATIONAL VALUE PORTFOLIO

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                              152SA986

Variable

Investment Fund,

INTERNATIONAL VALUE

PORTFOLIO

Semi-Annual

Report

June 30, 1998

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for the Dreyfus Variable Investment Fund, International Value Portfolio for the six-month period ended June 30, 1998. Over this period, your Portfolio produced a total return of 12.91% ,* compared to a total return of 15.93% for the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(reg.tm)) Index for the same time period.** The return of the Fund lagged the Index as value stocks in Europe lagged growth stocks.

  Japan continued to depress returns from abroad with its stock market now in the ninth year of a bear market. On June 30 the Nikkei Index closed nearly 60% below its December 29, 1989 level. In contrast, during this same eight and a half-year period the U.S. market, as measured by the Standard & Poor's 500 Composite Stock Price Index, had more than tripled.

  During the first half of 1998 the Japanese component of EAFE declined by 3%. Other Asian markets fared even worse with Hong Kong down 28%, Singapore off 32% and Malaysia down 31%. Generally, your Fund was underweighted, compared to the EAFE, in the region and weathered the storm relatively well. The Japanese market actually reached its low on January 12 and on June 30 was 8% higher. We believe that after the July elections the government will take more decisive measures to get the economy moving forward.

  Our strategy for the first half of the year was to be well diversified as to countries and sectors and to focus on value stocks. The Portfolio was primarily invested in the major industrialized countries and exposure to emerging markets was under 2% as of June 30, 1998.

ECONOMIC AND MARKET ENVIRONMENT

Economic growth worldwide, with the exception of Asia, continued at a moderate pace during the reporting period. Generally, inflation in the industrialized countries remained under control, interest rates were stable and the environment was favorable for stock prices. The most significant negative development in the past six months was the sharp economic reversal in Asia. The "Asian Tigers," portrayed for years as the model of economic development, fell victim to overexpansion. Currencies depreciated and stock markets suffered sharp reversals. As mentioned earlier, your Portfolio had a very limited exposure in the area and was not seriously impacted.

  In contrast to Asia, European markets were strong across the board. France, Germany, Italy and the UK (now the largest stock market outside the U.S.) all recorded returns in the double digits for the first six months of 1998. With the market rally in the UK and continuing weakness in Japan, the market capitalization  for  the  UK  now  exceeds  that of Japan, even though its Gross
Domestic Product (GDP) is less than one third of Japan. During the first six months of the year the European economies as a whole continued to improve, with GDP growth reaching the 2.7% to 3.0% range. In anticipation of the European Monetary Union (EMU) , interest rate differentials continued to narrow and inflation continued to trend down.

  The fiscal tightening needed to reach the Maastricht guidelines for EMU appears to have run its course. Monetary policy seems more accommodating to encourage growth. European economies at this point are lagging the U.S. in terms of the economic cycle. The exception is the UK which is much closer to the U.S. cycle.

  In terms of the stock markets, we generally believe the environment in Europe currently is favorable for investment. Although valuations are not cheap relative to the historical norm, they compare favorably with the U.S. In terms of book value and price to cash flow, Europe is at a significant discount to the U.S. In terms of price-to-earnings ratios, however, the case is less compelling, but if the numbers are adjusted to reflect the more conservative accounting practices of German and Swiss companies, price-to-earnings ratios are also lower. Furthermore, we currently believe that there is a great deal of potential for improved profitability in Europe at the corporate level. Restructuring and share buybacks are just now beginning in Europe whereas in the U.S. the process has been under way for several years.

THE ASIAN PICTURE

  The biggest challenge today is to minimize the impact of turmoil in Asia on the rest of the world. The Asian Tigers, accustomed to generating economic growth of 7% to 8%, could experience significantly lower or even negative growth rates for a while. Although currencies are beginning to stabilize, major Asian firms are still struggling under the burden of heavy dollar-based debt. Until now these problems have not impacted developed countries to any significant extent. One reason for the severity of the situation in the emerging markets of Asia is that the major industrial power in the region, Japan, is still struggling to solve its own economic problems.

  Early last year, Japan appeared on its way to economic recovery when the consumption tax was raised from 3% to 5%. However, the increase in the tax had a much more adverse impact on the consumer than anticipated. Retail sales and housing were impacted negatively and the economy stagnated. Politicians now seem to realize that adaquate measures have not yet been implemented. We believe that over the next few months, new programs will be put in place by japan in an effort to shore up its economy.

  In terms of valuations, Japan now appears cheap relative to the rest of the world. The price-to-book value of the Japanese market is 1.8 compared with the U.S. value of 4.7. The price-to-cash-flow ratio is 11 compared with 16 in the U.S. In terms of price-to-earnings ratios, Japan is still expensive because profits are depressed at the bottom of the economic cycle.

PORTFOLIO FOCUS

  Our strategy is to seek undervalued securities with sound fundamentals and improving earnings momentum. We intend to remain well diversified within the value universe, both in terms of country exposure and economic sectors. As of June 30, 1998, the Fund was invested in 22 countries including a small exposure (less than 2%) to emerging markets, and in 30 different economic sectors.

  Holdings in emerging markets have been kept low due to the turmoil and volatility in Asia. The severe decline in those markets has brought valuations down, and as we begin to see evidence of stabilization we will search for opportunities. The economic decline could bring greater opportunity in the value sector, and while exposure to emerging markets may rise somewhat, over 90% of the Portfolio currently is expected to continue to be invested in the major industrialized economies.

  Although stock market returns abroad have lagged those of the U.S. in recent years, we are optimistic about the long-term outlook abroad and will continue to search for opportunities within the value sector.

  We  appreciate your investment in the Fund and will continue to exert our best
efforts   to   bring   long-term  investors  like  you  rewarding  returns  from
international value stocks.

               Sincerely,


               [Sandor Cseh signature logo]


               Sandor Cseh

               Portfolio Manager

July 17, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(reg.tm)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The Index is the property of Morgan Stanley & Co., Incorporated. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

Common Stocks--92.6%                                                                                  Shares           Value
-------------------------------------------------------

                                                                                                 ____________       ___________
                    Argentina--.6%  YPF Sociedad Anonima, ADS                                           4,700     $     141,294

                                                                                                                   ____________

                   Australia--1.9%  Australia and New Zealand Banking                                  30,221           208,427

                                    Boral                                                              62,222           116,721

                                    Pacific Dunlop                                                     75,988           122,785

                                                                                                                   ____________

                                                                                                                        447,933

                                                                                                                   ____________

                      Austria--.4%  Bank Austria                                                    1,320 (a)            94,615

                                                                                                                   ____________

                      Denmark--.8%  Jyske Bank                                                          1,600           188,418

                                                                                                                   ____________

                     Finland --.8%  Kesko                                                              13,000           203,398

                                                                                                                   ____________

                     France--11.2%  Alstom, ADR                                                         6,510           211,982

                                    Bongrain                                                              325           162,798

                                    C.S.F. (Thompson)                                                   4,624           175,472

                                    Danone                                                                900           247,537

                                    Dexia France                                                        1,500           201,455

                                    Elf Aquitaine, ADS                                                  5,400           383,400

                                    Guyenne et Gascog                                                     500           203,353

                                    L'Air Liquid                                                        1,125           185,616

                                    Michelin                                                            4,016           231,250

                                    Pechiney                                                            3,700           148,650

                                    Societe Generale                                                    1,878           389,488

                                    Usinor                                                             11,000           169,513

                                                                                                                   ____________

                                                                                                                      2,710,514

                                                                                                                   ____________

                    Germany--12.6%  Bayer                                                               8,000           413,137

                                    Deutsche Bank                                                       4,300           362,811

                                    Deutsche Lufthansa                                                  9,500           238,734

                                    GEA                                                                   550           214,392

                                    Hoechst                                                             4,000           200,708

                                    KM Europa Metal                                                       800           100,852

                                    Merck KGaA                                                          3,000           134,192

                                    Siemens                                                             5,400           328,879

                                    Tarkett Sommer                                                      3,500           116,112

                                    VEBA                                                                5,600           375,738

                                    Viag                                                                  550           377,695

                                    Volkswagen                                                            190           183,109

                                                                                                                   ____________

                                                                                                                      3,046,359

                                                                                                                   ____________

                       Greece--.5%  Hellenic Telecommunication Organization, GDR                  9,000 (a,b)           115,650

                                                                                                                   ____________

                   Hong Kong--2.4%  HSBC                                                                4,513           110,393

                                    Henderson Investment                                              290,000           150,671

                                    HongKong Electric                                                  85,000           263,328

                                    Swire Pacific                                                     105,000            63,024

                                                                                                                   ____________

                                                                                                                        587,416

                                                                                                                   ____________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------

                                                                                                 ____________       ___________

                       Italy--3.1%  ENI, ADS                                                            5,200     $     338,000

                                    Istituto Mobiliare Italiano, ADS                                    2,500           119,219

                                    Telecom Italia                                                     60,000           291,417

                                                                                                                   ____________

                                                                                                                        748,636

                                                                                                                   ____________

                      Japan--20.2%  Canon                                                              12,000           271,894

                                    Credit Saison                                                      12,400           245,280

                                    Dai-Tokyo Fire & Marine Insurance                                  45,000           156,339

                                    Fuji Machine Manufacturing                                          6,000           158,820

                                    Hitachi                                                            25,000           162,741

                                    Honda Motor                                                         6,000           213,199

                                    Ito-Yokado                                                          5,000           234,850

                                    Kao                                                                18,000           277,072

                                    Mabuchi Motor                                                       5,000           316,490

                                    Marubeni                                                           61,000           121,539

                                    Matsumotokiyoshi                                                    5,000           175,508

                                    Minebea                                                            29,000           288,070

                                    Mitsubishi Heavy Industries                                        37,000           139,457

                                    Murata Manufacturing                                                7,000           226,578

                                    NAMCO                                                               6,000           139,831

                                    Nichiei                                                             3,050           207,099

                                    Nishimatsu Construction                                            20,000            97,824

                                    Rinnai                                                             12,000           181,262

                                    Rohm                                                                2,000           204,999

                                    Sankyo                                                              6,500           105,197

                                    Sekisui Chemical                                                   30,000           153,210

                                    Sony                                                                4,000           343,823

                                    Toshiba                                                            34,000           138,666

                                    Toyota Motor                                                        5,000           129,113

                                    Yamanouchi Pharmaceutical                                           9,000           187,089

                                                                                                                   ____________

                                                                                                                      4,875,950

                                                                                                                   ____________

                 Netherlands--7.5%  ABN-Amro                                                           13,182           307,746

                                    Akzo Nobel, ADR                                                     2,600           288,275

                                    Hollandsche Beton Groep                                             8,313           172,873

                                    Hunter Douglas                                                      5,547           300,625

                                    Koninklijke KNP                                                     9,000           231,743

                                    Philips Electronics, ADR                                            2,200           187,000

                                    Royal PTT Nederland, ADS                                            3,469           220,715

                                    Stork                                                               3,500           111,236

                                                                                                                   ____________

                                                                                                                      1,820,213

                                                                                                                   ____________

                  New Zealand--.2%  Air New Zealand                                                    18,909            20,267

                                    Fletcher Challenge Paper                                           21,673            24,016

                                                                                                                   ____________

                                                                                                                         44,283

                                                                                                                   ____________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                            Shares            Value
-------------------------------------------------------

                                                                                                 ____________       ___________

                       Norway--.6%  Fred. Olsen Energy                                                  7,000    $       93,108

                                    Orkla AS-B                                                          2,800            59,882

                                                                                                                   ____________

                                                                                                                        152,990

                                                                                                                   ____________

                         Peru--.5%  Telefonica del Peru, ADS                                            6,000           122,625

                                                                                                                   ____________

                     Portugal--.6%  Banco Pinto & Sotto Mayor                                           5,600           138,677

                                                                                                                   ____________

                   Singapore--1.1%  Development Bank of Singapore                                      46,200           256,210

                                                                                                                   ____________

                  South Korea--.1%  Kookmin Bank, ADS                                                     176 (a,b)         682

                                                                                                                   ____________

                       Spain--5.4%  Corporacion Bancaria de Espana, ADS                                 7,300           329,412

                                    Endesa                                                             14,000           306,033

                                    Gas Y Electridad                                                    3,300           250,704

                                    Repsol, ADR                                                         7,700           423,500

                                                                                                                   ____________

                                                                                                                      1,309,649

                                                                                                                   ____________

                      Sweden--2.0%  Autoliv                                                            11,300           360,232

                                    Scania AB 'A', ADS                                                  5,500           133,392

                                                                                                                   ____________

                                                                                                                        493,624

                                                                                                                   ____________

                 Switzerland--3.7%  Barry Callebaut                                                       552           118,792

                                    Forbo Holding                                                         500           254,031

                                    Sulzer                                                                250           196,940

                                    UBS                                                                   900           334,057

                                                                                                                   ____________

                                                                                                                        903,820

                                                                                                                   ____________

             United Kingdom--14.7%  BTR                                                                71,500           202,721

                                    British Airways                                                     6,234            67,425

                                    British Airways, ADR                                                1,250           134,453

                                    Bunzl                                                              62,183           290,385

                                    Laird Group                                                        29,700           138,694

                                    LucasVarity                                                        85,650           339,976

                                    Medeva                                                             42,000           120,482

                                    PowerGen                                                           24,986           345,041

                                    Rio Tinto                                                          18,002           202,660

                                    Royal & Sun Alliance Insurance                                     30,266           312,709

                                    Safeway                                                            45,780           299,681

                                    Stakis                                                             92,000           187,194

                                    Standard Charter                                                   22,000           249,870

                                    Storehouse                                                         72,000           300,204

                                    Tomkins                                                            64,072           347,560

                                                                                                                   ____________

                                                                                                                      3,539,055

                                                                                                                   ____________

               United States--1.7%  Pharmacia & Upjohn                                                  9,000           415,125

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $20,809,500)                                                          $22,357,136

                                                                                                                   ============


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Preferred Stocks--2.1%                                                                                 Shares            Value
-------------------------------------------------------

                                                                                                 ____________       ___________

                      Austria--.8%  Bank Austria                                                        2,520 (a)  $    204,199

                                                                                                                   ____________

                     Germany--1.3%  Hugo Boss                                                              70           154,816

                                    Rheinmetal                                                          5,500           156,613

                                                                                                                   ____________

                                                                                                                        311,429

                                                                                                                   ____________

                                    TOTAL PREFERRED STOCKS

                                        (cost $269,338)                                                           $     515,628

                                                                                                                   ============


                                                                                                   Principal

Short-Term Investments--1.0%                                                                        Amount
------------------------------------------------------------------------------------------

                                                                                                 ____________

              U.S. Treasury Bills;  4.99%, 9/24/98

                                        (cost $236,246)                                         $     239,000     $     236,268

                                                                                                                   ============


TOTAL INVESTMENTS (cost $21,315,084)                                                                    95.7%       $23,109,032

                                                                                                      =======      ============


CASH AND RECEIVABLES (NET)                                                                               4.3%      $  1,030,369

                                                                                                      =======      ============


NET ASSETS                                                                                             100.0%       $24,139,401

                                                                                                      =======      ============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

(b)Securities  exempt  from registration under Rule 144A of the Securities Act
 of   1933.   These  securities  may  be  resold  in  transactions  exempt  from registration,  normally  to  qualified  institutional buyers. At June 30, 1998, these securities amounted to $116,332 or approximately .5% of net assets.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                      Cost              Value

                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments          $21,315,084       $23,109,032

                                 Cash                                                                                   248,821

                                 Cash denominated in foreign currencies                               619,539           624,118

                                 Receivable for investment securities sold                                              178,868

                                 Dividends receivable                                                                   118,093

                                 Prepaid expenses                                                                           152

                                                                                                                   ____________

                                                                                                                     24,279,084

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           20,146

                                 Payable for investment securities purchased                                             94,486

                                 Payable for shares of Beneficial Interest redeemed                                       3,372

                                 Net unrealized depreciation on forward
                                   currency exchange contracts--Note 4(a)                                                    89

                                 Accrued expenses                                                                        21,590

                                                                                                                   ____________

                                                                                                                        139,683

                                                                                                                   ____________

NET ASSETS                                                                                                          $24,139,401

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital                                                                    $21,149,866

                                 Accumulated undistributed investment income--net                                       185,701

                                 Accumulated net realized gain (loss) on investments                                  1,008,219

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions                                   1,795,615

                                                                                                                   ____________

NET ASSETS                                                                                                          $24,139,401

                                                                                                                   ============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        1,592,120

NET ASSET VALUE, offering and redemption price per share                                                                 $15.16

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $35,561 foreign taxes
                                    withheld at source)                                           $   290,654

                                 Interest                                                              44,830

                                                                                                  ___________

                                        Total Income                                                                $   335,484

EXPENSES:                        Investment advisory fee--Note 3(a)                                   113,923

                                 Custodian fees                                                        15,782

                                 Auditing fees                                                         11,977

                                 Prospectus and shareholders' reports                                   7,007

                                 Registration fees                                                        750

                                 Trustees' fees and expenses--Note 3(b)                                   213

                                 Shareholder servicing costs                                              166

                                 Legal fees                                                               162

                                 Loan commitment fees--Note 2                                              42

                                 Miscellaneous                                                            624

                                                                                                  ___________

                                        Total Expenses                                                                  150,646

                                                                                                                    ___________

INVESTMENT INCOME--NET                                                                                                  184,838

                                                                                                                    ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions                                  $1,200,433

                                 Net realized gain (loss) on forward currency
                                    exchange contracts                                                (44,473)

                                                                                                  ___________

                                        Net Realized Gain (Loss)                                                      1,155,960

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions                                                 1,281,596

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                2,437,556

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $2,622,394

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended

                                                                                         June 30, 1998           Year Ended

                                                                                          (Unaudited)        December 31, 1997

                                                                                      ________________        _______________

OPERATIONS:
  Investment income--net                                                                 $     184,838         $     100,487

  Net realized gain (loss) on investments                                                    1,155,960               372,825

  Net unrealized appreciation (depreciation) on investments                                  1,281,596               320,950

                                                                                          ____________          ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          2,622,394               794,262

                                                                                          ____________          ____________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net                                                                 --                     (99,919)

  From net realized gain on investments                                                        (41,365)             (390,614)

  In excess of net realized gain on investments                                               --                    (106,376)

                                                                                          ____________          ____________

    Total Dividends                                                                            (41,365)             (596,909)

                                                                                          ____________          ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                              8,835,813            10,934,432

  Dividends reinvested                                                                          41,365               596,909

  Cost of shares redeemed                                                                   (6,335,253)             (739,686)

                                                                                          ____________          ____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  2,541,925            10,791,655

                                                                                          ____________          ____________

       Total Increase (Decrease) in Net Assets                                               5,122,954            10,989,008

NET ASSETS:

  Beginning of Period                                                                       19,016,447             8,027,439

                                                                                          ____________          ____________

  End of Period                                                                            $24,139,401           $19,016,447

                                                                                          ============          ============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                       $   185,701          $       863

                                                                                          ____________          ____________

                                                                                             Shares                Shares

                                                                                          ____________          ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                  599,643               794,420

  Shares issued for dividends reinvested                                                         2,730                44,979

  Shares redeemed                                                                             (424,414)              (52,186)

                                                                                          ____________          ____________

    Net Increase (Decrease) in Shares Outstanding                                              177,959               787,213

                                                                                          ============          ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                         Six Months Ended

                                                              June 30, 1998                Year  Ended  December 31, 1998
                                                                                                     _______________________

PER SHARE DATA:                                                             (Unaudited)               1997             1996(1)

                                                                            __________               ______            ______
   Net asset value, beginning of period                                       $13.45                 $12.80            $12.50

                                                                              ______                 ______            ______

   Investment Operations:

   Investment income--net                                                        .12                    .07               .08

   Net realized and unrealized gain (loss) on investments                       1.62                   1.03               .34

                                                                              ______                 ______            ______

   Total from Investment Operations                                             1.74                   1.10               .42

                                                                              ______                 ______            ______

   Distributions:

   Dividends from investment income--net                                          --                   (.07)             (.08)

   Dividends from net realized gain on investments                              (.03)                  (.30)             (.04)

   Dividends in excess of net realized gain on investments                        --                   (.08)               --

                                                                              ______                 ______            ______

   Total Distributions                                                          (.03)                  (.45)             (.12)

                                                                              ______                 ______            ______

   Net asset value, end of period                                             $15.16                 $13.45            $12.80

                                                                              ======                 ======            ======


TOTAL INVESTMENT RETURN                                                        12.91%(2)               8.71%           3.41%(2,3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                                       .66%(2)               1.42%             1.01%(2)

   Ratio of net investment income
       to average net assets                                                     .80%(2)                .74%              .76%(2)

   Decrease reflected in above expense ratios
       due to undertakings by The Dreyfus Corporation                             --                    --                .34%(2)

   Portfolio Turnover Rate                                                     22.21%(2)              25.67%            24.48%(2)

   Net Assets, end of period (000's Omitted)                                 $24,139                $19,016            $8,027
------------------------

(1)  From April 30, 1996 (commencement of operations) to December 31, 1996.

(2)  Not annualized.

(3)Calculated  based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31,
1996.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Significant Accounting Policies:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is long-term capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  As of June 30, 1998, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 352,377 shares of the Series.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series received
net   earnings  credits  of  $179  during  DREYFUS  VARIABLE  INVESTMENT  FUND,
INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the Series' average daily net assets and is payable monthly.

  The  Series  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform   transfer   agency   services   for   the   Series.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1998 amounted to $7,732,062 and $4,605,412, respectively.

In addition, the following summarizes open forward currency exchange contracts at June 30, 1998:

                                                           Foreign
                                                            Currency                                              Unrealized
Forward Currency Exchange Contracts                          Amounts            Cost               Value        (Depreciation)
  _________________________________                       ____________      ____________      ____________       ____________

Purchases:

  _________
   British Pounds, expiring 7/6/98     .................       7,553             $12,613           $12,596           ($17)

   New Zealand Dollars, expiring 7/6/98          .......      23,253              12,112            12,040            (72)

                                                                                                                     ____

                                                                                                                     ($89)

                                                                                                                     =====

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  (B) At June 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $1,793,859, consisting of $3,509,243 gross unrealized appreciation and $1,715,384 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).